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                         UBS PACE SELECT ADVISORS TRUST

             SUPPLEMENT TO THE PROSPECTUS RELATING TO CLASS P SHARES
                             DATED NOVEMBER 29, 2002


                                                              September 15, 2003


Dear Investor,

     The purpose of this supplement is to update the prospectus with respect to involuntary redemptions. With respect to involuntary redemptions, the following language supplements the sub-section on "Selling Shares" on page 63 of the prospectus:

          To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global Asset Management reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

                                                                 Item No. ZS-214